500 Laurel Street
Baton Rouge, LA 70801
Phone: 877.614.7600

FOR IMMEDIATE RELEASE	Media Contact: Misty Albrecht
October 23, 2025	b1BANK
225.286.7879
media@b1BANK.com

Business First Bancshares, Inc., Announces Financial Results for Q3 2025

Baton Rouge, La. (Oct. 23, 2025) – Business First Bancshares, Inc. (NASDAQ: BFST) (Business First), parent company of b1BANK, today announced its unaudited results for the quarter ended Sept. 30, 2025. Business First reported net income available to common shareholders of $21.5 million or $0.73 per diluted common share, increases of $0.8 million and $0.03, respectively, compared to the linked quarter ended June 30, 2025. On a non-GAAP basis, core net income for the quarter ended Sept. 30, 2025, which excludes certain income and expenses, was $21.2 million or $0.72 per diluted common share, increases of $1.7 million and $0.06 from the linked quarter.

"In the third quarter we delivered another quarter of consistent earnings growth for our shareholders leading to strong capital and tangible book value accretion," said Jude Melville, chairman, president, and CEO of Business First, "We also had the opportunity to again demonstrate solid operational execution with the successful conversion of former Oakwood Bank systems. We are focused on daily blocking and tackling, in particular that required to fulfill the promise of our current M&A projects, attainment of which will lead to continued improvement in financial performance over the coming quarters."

On Thursday, Oct. 23, 2025, Business First’s board of directors declared a quarterly preferred dividend in the amount of $18.75 per share, which is the full quarterly dividend of 1.875% based on the per annum rate of 7.50%. Additionally, the board of directors declared a quarterly common dividend based upon financial performance for the third quarter in the amount of $0.15 per share of common stock, a $0.01 increase from the linked quarter. The preferred and common dividends will be paid on Nov. 30, 2025, or as soon thereafter as practicable, to the shareholders of record as of Nov. 15, 2025.

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Quarterly Highlights

•Consistent Core Performance. Return to common shareholders on average assets, on an annualized basis, was 1.08% for the quarter ended Sept. 30, 2025, or 1.06% on a non-GAAP basis, compared to 1.07% or 1.01% on a non-GAAP basis for the linked quarter.

•Continued Capital Growth. Common equity to total assets increased from 9.77% to 10.14%. Tangible common equity to tangible assets increased from 8.19% to 8.57%, 4.71% or 18.68% annualized, compared to the linked quarter. On a non-GAAP basis, tangible book value per common share increased to $22.63 as of Sept. 30, 2025, a $1.02 increase, 4.75% or 18.83% annualized, compared to the prior quarter. The increase was largely driven by earnings and accumulated other comprehensive income (AOCI) which accounted for $0.38 or 1.78% of the total 4.75% increase.

•Stable Net Interest Margin (NIM). Net interest income totaled $69.3 million and net interest margin and net interest spread were 3.68% and 2.85%, respectively, compared to $67.0 million, 3.68% and 2.88% for the linked quarter. Non-GAAP net interest margin and net interest spread (excluding loan discount accretion of $1.1 million) were 3.63% and 2.80% for the quarter ended Sept. 30, 2025, compared to 3.64% and 2.84% (excluding loan discount accretion of $0.8 million) for the linked quarter.

•Corporate Actions. Business First's board of directors approved a $0.01 per common share increase to the quarterly dividend from $0.14 to $0.15 per common share beginning November 2025.

•Oakwood Conversion. In September 2025, Business First successfully converted Oakwood Bank's core systems onto its platform, accomplishing its second system conversion over consecutive quarters.

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Statement of Financial Condition
Loans
Loans held for investment decreased $26.6 million or 0.44%, 1.74% annualized. The commercial and commercial real estate portfolios decreased $40.2 million and $71.1 million, respectively, compared to the linked quarter. The construction and residential portfolios increased $38.6 million and $47.6 million compared to the linked quarter. Texas-based loans represented approximately 40% of the overall loan portfolio as of Sept. 30, 2025, based on unpaid principal balance.
Credit Quality
Credit quality metrics stabilized compared to the prior quarter. The ratio of loans past due 30 days or more, excluding nonaccrual, compared to total loans held for investment decreased from 0.89% to 0.27% at Sept. 30, 2025. The ratio of nonperforming loans compared to loans held for investment decreased 15 basis points (bps) to 0.82% at Sept. 30, 2025, while the ratio of nonperforming assets compared to total assets increased 7 bps to 0.83% compared to the linked quarter. The increase in the nonperforming assets ratio over the linked quarter was attributable to the transfer of some nonaccrual loans to other real estate owned. The commercial, residential real estate, commercial real estate and construction portfolios encompass approximately $21.9 million, $10.2 million, $9.0 million and $4.0 million respectively, of the $45.4 million nonaccrual balance at Sept. 30, 2025.
Securities
The securities portfolio increased $59.5 million, or 6.42%, from the linked quarter. This increase was impacted by $14.4 million in positive pre-tax fair value adjustments and the remainder attributed largely to purchases of mortgage-backed securities. The securities portfolio, based on estimated fair value, represented 12.40% of total assets as of Sept. 30, 2025. The newly purchased securities increased the book yield of the securities portfolio from 2.77% to 2.92% at Sept. 30, 2025.
Deposits
Deposits increased $87.2 million or 1.36%, 5.39% annualized, for the quarter ended Sept. 30, 2025, compared to the linked quarter. Average interest-bearing deposits increased $92.2 million, or 1.83%, and noninterest-bearing deposits increased $22.8 million or 1.76%, from the linked quarter.

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Period-end interest bearing deposits increased $131.4 million or 2.62% and noninterest bearing deposits decreased $44.2 million or 3.13%. The increase in interest-bearing deposits was largely attributed to money market accounts, which experienced rate reductions of approximately 25 bps towards the end of the quarter.
Borrowings
Borrowings decreased $118.3 million or 19.29%, from the linked quarter due primarily to reductions in short-term Federal Home Loan Bank advances.
Shareholders’ Equity
Shareholders' equity increased $30.0 million or 3.54% compared to the linked quarter. Accumulated other comprehensive income (AOCI) increased $11.3 million or 23.74%, during the quarter due to positive after-tax fair value adjustments in the securities portfolio. Book value per common share increased to $27.23 at Sept. 30, 2025, compared to $26.23 at June 30, 2025, due to strong earnings and positive fair value adjustments in the securities portfolio. On a non-GAAP basis, tangible book value per common share increased from $21.61 at the linked quarter to $22.63 at Sept. 30, 2025, 4.75% or 18.83% annualized.

Results of Operations
Net Interest Income

For the quarter ended Sept. 30, 2025, net interest income totaled $69.3 million, compared to $67.0 million from the linked quarter. Loan yields increased 5 bps to 7.01% compared to 6.96% from the linked quarter, while the interest-bearing asset yield remained flat at 6.31%. Net interest margin and net interest spread were 3.68% and 2.85% compared to 3.68% and 2.88% for the linked quarter. The overall cost of funds, which included noninterest-bearing deposits, increased 3 bps from 2.78% to 2.81% for the quarter ended Sept. 30, 2025.

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Non-GAAP net interest income (excluding loan discount accretion of $1.1 million) totaled $68.2 million for the quarter ended Sept. 30, 2025, compared to $66.3 million (excluding loan discount accretion of $0.8 million) for the linked quarter. Non-GAAP net interest margin and net interest spread (excluding loan discount accretion of $1.1 million) were 3.63% and 2.80%, respectively, for the quarter ended Sept. 30, 2025, compared to 3.64% and 2.84% (excluding loan discount accretion of $0.8 million) for the linked quarter.
Provision for Credit Losses
During the quarter ended Sept. 30, 2025, Business First recorded a provision for credit losses of $3.2 million, compared to $2.2 million from the linked quarter. The current quarter’s reserve was largely impacted by an additional $1.5 million reserve on unfunded loan commitments and the remainder attributed to reserves on individually evaluated loans. At Sept. 30, 2025, the ratio of allowance for credit losses to loans held for investment ratio was 1.03%, compared to 1.02% for the linked quarter.

Other Income
For the quarter ended Sept. 30, 2025, other income decreased $2.7 million or 19.04%, compared to the linked quarter. The decrease was largely attributable to a $3.4 million gain on the Kaplan branch sale in the linked quarter, positively offset by a $414,000 increase related to other real estate owned and a $379,000 increase in equity investment income. Excluding the gain on the Kaplan branch sale and securities sale gains and losses, other income for Sept. 30, 2025, was $11.6 million compared to $11.1 million for the linked quarter, an increase of $492,000, or 4.43%.

Other Expenses
For the quarter ended Sept. 30, 2025, other expenses decreased $2.3 million or 4.54% compared to the linked quarter. The decrease was largely attributable to a $1.9 million tax credit the company recognized as an expense reduction within salaries and employee benefits. Excluding the tax credit recognized in the current quarter and merger-related and core conversion expenses recognized in both the current and linked quarters, other expenses were $49.3 million compared to $49.6 million for the linked quarter, a decrease of $345,000 or 0.70%.

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Return on Assets and Common Equity
Return to common shareholders on average assets and common equity, each on an annualized basis, were 1.08% and 10.80% for the quarter ended Sept 30, 2025, compared to 1.07% and 10.87%, respectively, for the linked quarter. Non-GAAP return to common shareholders on average assets and common equity, each on an annualized basis, were 1.06% and 10.65% for the quarter ended Sept. 30, 2025, compared to 1.01% and 10.23%, for the prior period quarter.

Conference Call and Webcast
Executive management will host a conference call and webcast to discuss results on Thursday October 23, 2025, at 4:00 p.m. Central Time. Interested parties may attend the call by dialing toll-free 1-800-715-9871 (North America only), conference ID 8427939, or asking for the Business First Bancshares conference call. The live webcast can be found at https://edge.media-server.com/mmc/p/hvu86bo6. On the day of the presentation, the corresponding slide presentation will be available to view on the b1BANK website at https://www.b1bank.com/shareholder-info.

About Business First Bancshares, Inc.
Business First Bancshares, Inc., (Nasdaq: BFST) through its banking subsidiary b1BANK, has $8.0 billion in assets, $5.7 billion in assets under management through b1BANK’s affiliate Smith Shellnut Wilson, LLC (SSW) (excludes $0.9 billion of b1BANK assets managed by SSW) and operates Banking Centers and Loan Production Offices in markets across Louisiana and Texas providing commercial and personal banking products and services. b1BANK is a 2024 Mastercard “Innovation Award” winner and multiyear winner of American Banker Magazine’s “Best Banks to Work For.” Visit b1BANK.com for more information.

Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures (e.g., referenced as “core” or “tangible”) intended to supplement, not substitute for, comparable GAAP measures. “Core” measures typically adjust income available to common shareholders for certain significant activities or transactions that, in management’s opinion, can distort period-to-period comparisons of Business First’s performance. Transactions that are typically excluded from non-GAAP “core” measures include realized and unrealized gains/losses on former bank premises and equipment, investment sales, acquisition-related expenses (including, but not limited to, legal costs, system conversion costs, severance and retention payments, etc.). “Tangible” measures adjust common equity by subtracting goodwill, core deposit intangibles, and customer intangibles, net of accumulated amortization. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper

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understanding of the operating results of Business First’s core business. These non-GAAP disclosures are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the tables below.

Special Note Regarding Forward-Looking Statements
Certain statements contained in this release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could,” or “intend.” We caution you not to place undue reliance on the forward-looking statements contained in this news release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, including those factors specified in our Annual Report on Form 10-K and other public filings. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release.

Additional Information
For additional information about Business First, you may obtain Business First’s reports that are filed with the Securities and Exchange Commission (SEC) free of charge by using the SEC’s EDGAR service on the SEC’s website at www.SEC.gov or by contacting the SEC for further information at 1-800-SEC-0330. Alternatively, these documents can be obtained free of charge from Business First by directing a request to: Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, Louisiana 70801, Attention: Corporate Secretary.

No Offer or Solicitation
This release does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Business First. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
proxy statement/prospectus can also be obtained, when they become available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600.

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Investor Relation Contact:

Gregory Robertson	Matt Sealy
337.721.2701	225.388.6116
Gregory.Robertson@b1bank.com	Matt.Sealy@b1bank.com

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Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)

	Three Months Ended
(Dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024

Balance Sheet Ratios

Loans (HFI) to Deposits	92.53%	94.21%	92.54%
Shareholders' Equity to Assets Ratio	11.04%	10.67%	10.15%

Loans Receivable Held for Investment (HFI)

Commercial	$1,920,813	$1,960,974	$1,496,480
Real Estate:
Commercial	2,462,617	2,533,761	2,256,370
Construction	638,907	600,292	654,353
Residential	927,456	879,891	743,878
Total Real Estate	4,028,980	4,013,944	3,654,601
Consumer and Other	71,262	72,732	69,037
Total Loans (Held for Investment)	$6,021,055	$6,047,650	$5,220,118

Allowance for Loan Losses

Balance, Beginning of Period	$58,496	$56,863	$41,412
Charge-Offs - Quarterly	(3,415)	(921)	(1,424)
Recoveries - Quarterly	348	99	295
Provision for Loan Losses - Quarterly	1,633	2,455	1,871
Balance, End of Period	$57,062	$58,496	$42,154

Allowance for Loan Losses to Total Loans (HFI)	0.95%	0.97%	0.81%
Allowance for Credit Losses to Total Loans (HFI)/(1)	1.03%	1.02%	0.86%
Net Charge-Offs (Recoveries) to Average Quarterly Total Loans	0.05%	0.01%	0.02%

Remaining Loan Purchase Discount	$8,943	$10,099	$9,003

Nonperforming Assets

Nonperforming
Nonaccrual Loans	$45,362	$56,377	$25,874
Loans Past Due 90 Days or More	3,929	2,467	185
Total Nonperforming Loans	49,291	58,844	26,059
Other Nonperforming Assets:
Other Real Estate Owned	16,766	1,473	1,787
Other Nonperforming Assets	—	—	—
Total other Nonperforming Assets	16,766	1,473	1,787
Total Nonperforming Assets	$66,057	$60,317	$27,846

Nonperforming Loans to Total Loans (HFI)	0.82%	0.97%	0.50%
Nonperforming Assets to Total Assets	0.83%	0.76%	0.40%

(1) Allowance for Credit Losses includes the Allowance for Loan Loss and Reserve for Unfunded Commitments.

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Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Per Share Data

Basic Earnings per Common Share	$0.73	$0.70	$0.65	$2.09	$1.77
Diluted Earnings per Common Share	0.73	0.70	0.65	2.08	1.75
Dividends per Common Share	0.14	0.14	0.14	0.42	0.42
Book Value per Common Share	27.23	26.23	24.59	27.23	24.59

Average Common Shares Outstanding	29,544,425	29,517,495	25,289,094	29,363,138	25,227,319
Average Diluted Common Shares Outstanding	29,656,639	29,586,975	25,440,247	29,495,049	25,421,746
End of Period Common Shares Outstanding	29,615,370	29,602,970	25,519,501	29,615,370	25,519,501

Annualized Performance Ratios

Return to Common Shareholders on Average Assets (1)	1.08%	1.07%	0.97%	1.05%	0.89%
Return to Common Shareholders on Average Common Equity (1)	10.80%	10.87%	10.76%	10.74%	10.08%
Net Interest Margin (1)	3.68%	3.68%	3.51%	3.68%	3.43%
Net Interest Spread (1)	2.85%	2.88%	2.54%	2.88%	2.46%
Efficiency Ratio (2)	60.45%	62.83%	63.45%	62.37%	66.02%

Total Quarterly/Year-to-Date Average Assets	$7,921,159	$7,791,371	$6,788,644	$7,825,828	$6,722,716
Total Quarterly/Year-to-Date Average Common Equity	790,148	765,884	610,018	764,959	590,354

Other Expenses

Salaries and Employee Benefits	$27,613	$28,317	$24,877	$85,427	$75,816
Occupancy and Bank Premises	3,324	3,119	2,630	9,844	7,778
Depreciation and Amortization	2,036	2,076	1,844	6,264	5,262
Data Processing	3,972	5,321	2,881	12,529	8,101
FDIC Assessment Fees	988	861	887	3,033	2,589
Legal and Other Professional Fees	1,024	1,093	873	3,130	2,781
Advertising and Promotions	1,205	1,088	1,057	3,584	3,168
Utilities and Communications	767	743	716	2,243	2,108
Ad Valorem Shares Tax	1,125	1,125	900	3,375	2,700
Directors' Fees	261	193	245	733	795
Other Real Estate Owned Expenses and Write-Downs	355	27	11	405	119
Merger and Conversion-Related Expenses	477	210	319	937	1,068
Other	5,735	7,033	5,210	19,162	15,797
Total Other Expenses	$48,882	$51,206	$42,450	$150,666	$128,082

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Business First Bancshares, Inc.
Selected Financial Information
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Other Income

Service Charges on Deposit Accounts	$2,565	$2,633	$2,723	$8,058	$7,699
Gain (Loss) on Sales of Securities	77	(47)	(13)	29	(14)
Debit Card and ATM Fee Income	1,915	1,958	1,864	5,731	5,590
Bank-Owned Life Insurance Income	802	758	679	2,368	1,885
Gain on Sales of Loans	624	781	122	2,661	2,721
Mortgage Origination Income	122	55	98	287	202
Fees and Brokerage Commission	1,880	1,980	1,968	6,008	5,780
Gain (Loss) on Sales of Other Real Estate Owned	470	56	(16)	258	49
Gain (Loss) on Disposal of Other Assets	—	—	—	155	(15)
Gain on Extinguishment of Debt	—	—	—	630	—
Gain on Branch Sale	—	3,360	—	3,360	—
Swap Fee Income	1,065	808	937	2,612	1,451
Pass-Through Income (Loss) from Other Investments	133	(246)	335	638	1,021
Other	2,018	2,319	2,077	6,517	5,966
Total Other Income	$11,671	$14,415	$10,774	$39,312	$32,335

(1) Average outstanding balances are determined utilizing daily averages and average yield/rate is calculated utilizing an actual day count convention.
(2) Noninterest expense (excluding provision for loan losses) divided by noninterest income (excluding security sales gains/losses) plus net interest income less gain/loss on sales of securities.

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Business First Bancshares, Inc.
Consolidated Balance Sheets
(Unaudited)

(Dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024

Assets

Cash and Due From Banks	$399,079	$495,757	$213,199
Federal Funds Sold	101,103	39,296	169,980
Securities Purchased under Agreements to Resell	25,518	25,433	25,879
Securities Available for Sale, at Fair Values	985,938	926,450	916,091
Mortgage Loans Held for Sale	433	677	—
Loans and Lease Receivable	6,021,055	6,047,650	5,220,118
Allowance for Loan Losses	(57,062)	(58,496)	(42,154)
Net Loans and Lease Receivable	5,963,993	5,989,154	5,177,964
Premises and Equipment, Net	77,944	79,007	67,617
Accrued Interest Receivable	37,171	36,738	32,547
Other Equity Securities	44,313	48,736	39,555
Other Real Estate Owned	16,766	1,473	1,787
Cash Value of Life Insurance	119,509	118,707	101,362
Deferred Taxes, Net	21,433	25,222	20,852
Goodwill	121,146	121,146	91,527
Core Deposit and Customer Intangibles	15,136	15,775	10,326
Other Assets	24,380	24,723	19,963

Total Assets	$7,953,862	$7,948,294	$6,888,649

Liabilities

Deposits
Noninterest-Bearing	$1,366,558	$1,410,708	$1,190,942
Interest-Bearing	5,140,304	5,008,943	4,450,004
Total Deposits	6,506,862	6,419,651	5,640,946

Securities Sold Under Agreements to Repurchase	29,896	22,557	21,529
Federal Home Loan Bank Borrowings	367,408	492,946	367,202
Subordinated Debt	92,587	92,645	99,818
Subordinated Debt - Trust Preferred Securities	5,000	5,000	5,000
Accrued Interest Payable	4,064	4,829	3,752
Other Liabilities	69,605	62,226	50,878

Total Liabilities	7,075,422	7,099,854	6,189,125

Shareholders' Equity

Preferred Stock	71,930	71,930	71,930
Common Stock	29,615	29,603	25,520
Additional Paid-In Capital	503,325	502,046	398,237
Retained Earnings	309,999	292,629	249,981
Accumulated Other Comprehensive Loss	(36,429)	(47,768)	(46,144)

Total Shareholders' Equity	878,440	848,440	699,524

Total Liabilities and Shareholders' Equity	$7,953,862	$7,948,294	$6,888,649

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Business First Bancshares, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Interest Income:
Interest and Fees on Loans	$106,662	$104,028	$93,307	$313,682	$269,858
Interest and Dividends on Securities	7,554	6,906	6,417	21,074	17,949
Interest on Federal Funds Sold and Due From Banks	4,472	3,916	3,017	12,475	10,815
Total Interest Income	118,688	114,850	102,741	347,231	298,622

Interest Expense:
Interest on Deposits	43,358	41,546	41,303	127,343	120,232
Interest on Borrowings	6,054	6,262	5,324	17,587	16,736
Total Interest Expense	49,412	47,808	46,627	144,930	136,968

Net Interest Income	69,276	67,042	56,114	202,301	161,654
			—
Provision for Credit Losses	3,183	2,225	1,665	8,220	4,161

Net Interest Income After Provision for Credit Losses	66,093	64,817	54,449	194,081	157,493

Other Income:
Service Charges on Deposit Accounts	2,565	2,633	2,723	8,058	7,699
Gain (Loss) on Sales of Securities	77	(47)	(13)	29	(14)
Gain on Sales of Loans	624	781	122	2,661	2,721
Other Income	8,405	11,048	7,942	28,564	21,930
Total Other Income	11,671	14,415	10,774	39,312	32,336
			—
Other Expenses:			—
Salaries and Employee Benefits	27,613	28,317	24,877	85,427	75,816
Occupancy and Equipment Expense	7,284	7,162	5,828	21,802	16,902
Merger and Conversion-Related Expense	477	210	319	937	1,068
Other Expenses	13,508	15,517	11,426	42,500	34,296
Total Other Expenses	48,882	51,206	42,450	150,666	128,082

Income Before Income Taxes	28,882	28,026	22,773	82,727	61,747

Provision for Income Taxes	6,026	5,923	4,930	17,225	13,128

Net Income	22,856	22,103	17,843	65,502	48,619

Preferred Stock Dividends	1,351	1,350	1,351	4,051	4,051

Net Income Available to Common Shareholders	$21,505	$20,753	$16,492	$61,451	$44,568

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Business First Bancshares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
(Dollars in thousands)	Average Outstanding Balance	Interest Earned/Interest Paid	Average Yield/Rate	Average Outstanding Balance	Interest Earned/Interest Paid	Average Yield/Rate	Average Outstanding Balance	Interest Earned/Interest Paid	Average Yield/Rate

Assets
Interest Earning Assets:
Total Loans	$6,036,622	$106,662	7.01%	$5,995,490	$104,028	6.96%	$5,212,948	$93,307	7.12%
Securities	978,502	7,554	3.06%	937,099	6,906	2.96%	924,012	6,263	2.70%
Securities Purchased under Agreements to Resell	25,490	330	5.14%	31,172	401	5.16%	17,117	154	3.58%
Interest-Bearing Deposit in Other Banks	419,413	4,142	3.92%	336,138	3,515	4.19%	209,918	3,017	5.72%
Total Interest Earning Assets	7,460,027	118,688	6.31%	7,299,899	114,850	6.31%	6,363,995	102,741	6.42%
Allowance for Loan Losses	(58,468)		.	(56,934)		.	(41,554)
Noninterest- Earning Assets	519,600			548,406			466,203
Total Assets	$7,921,159	$118,688		$7,791,371	$114,850		$6,788,644	$102,741

Liabilities and Shareholders' Equity

Interest-Bearing Liabilities:
Interest-Bearing Deposits	5,122,136	43,358	3.36%	5,029,981	41,546	3.31%	4,308,780	41,303	3.81%
Subordinated Debt	92,624	1,235	5.29%	92,682	1,235	5.34%	99,854	1,353	5.39%
Subordinated Debt - Trust Preferred Securities	5,000	100	7.93%	5,000	100	8.02%	5,000	114	9.07%
Advances from Federal Home Loan Bank (FHLB)	424,287	4,547	4.25%	447,271	4,793	4.30%	347,476	3,723	4.26%
Other Borrowings	26,176	172	2.61%	20,514	134	2.62%	20,971	134	2.54%
Total Interest-Bearing Liabilities	$5,670,223	$49,412	3.46%	$5,595,448	$47,808	3.43%	$4,782,081	$46,627	3.88%

Noninterest-Bearing Liabilities:
Noninterest-Bearing Deposits	$1,315,064			$1,292,262			$1,269,282
Other Liabilities	73,794			65,847			55,333
Total Noninterest-Bearing Liabilities	1,388,858			1,358,109			1,324,615
Shareholders' Equity:
Common Shareholders' Equity	790,148			765,884			610,018
Preferred Equity	71,930			71,930			71,930
Total Shareholders' Equity	862,078			837,814			681,948
Total Liabilities and Shareholders' Equity	$7,921,159			$7,791,371			$6,788,644

Net Interest Spread			2.85%			2.88%			2.54%
Net Interest Income		$69,276			$67,042			$56,114
Net Interest Margin			3.68%			3.68%			3.51%

Overall Cost of Funds			2.81%			2.78%			3.07%
Note: Average outstanding balances are determined utilizing daily averages and an actual day count convention.

b1BANK.com

Business First Bancshares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Nine Months Ended
(Dollars in thousands)	September 30, 2025			September 30, 2024
	Average Outstanding Balance	Interest Earned/Interest Paid	Average Yield/Rate	Average Outstanding Balance	Interest Earned/Interest Paid	Average Yield/Rate
Assets

Interest Earning Assets:
Total Loans	$6,001,647	$313,682	6.99%	$5,131,474	$269,858	7.02%
Securities	946,961	21,074	2.98%	901,525	17,795	2.64%
Securities Purchased under Agreements to Resell	35,740	1,382	5.17%	5,747	154	3.58%
Interest-Bearing Deposit in Other Banks	361,760	11,093	4.10%	262,068	10,815	5.51%
Total Interest Earning Assets	7,346,108	347,231	6.32%	6,300,814	298,622	6.33%
Allowance for Loan Losses	(56,718)			(41,178)
Noninterest- Earning Assets	536,438			463,080
Total Assets	$7,825,828	$347,231		$6,722,716	$298,622

Liabilities and Shareholders' Equity

Interest-Bearing Liabilities:
Interest-Bearing Deposits	$5,103,928	$127,343	3.34%	$4,216,866	$120,232	3.81%
Subordinated Debt	94,169	3,732	5.30%	99,913	4,063	5.43%
Subordinated Debt - Trust Preferred Securities	5,000	299	8.00%	5,000	340	9.08%
Bank Term Funding Program	—	—	—%	86,496	2,788	4.31%
Advances from Federal Home Loan Bank (FHLB)	411,444	13,136	4.27%	298,735	9,189	4.11%
Other Borrowings	21,699	420	2.59%	18,758	356	2.54%
Total Interest-Bearing Liabilities	$5,636,240	$144,930	3.44%	$4,725,768	$136,968	3.87%

Noninterest-Bearing Liabilities:
Noninterest-Bearing Deposits	$1,284,297			$1,283,035
Other Liabilities	67,954			51,629
Total Noninterest-Bearing Liabilities	1,352,251			1,334,664
Shareholders' Equity:
Common Shareholders' Equity	764,959			590,354
Preferred Equity	71,930			71,930
Total Shareholders' Equity	836,889			662,284
Total Liabilities and Shareholders' Equity	$7,825,381			$6,722,716

Net Interest Spread			2.88%			2.46%
Net Interest Income		$202,301			$161,654
Net Interest Margin			3.68%			3.43%

Overall Cost of Funds			2.80%			3.04%

Note: Average outstanding balances are determined utilizing daily averages and an actual day count convention.

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Interest Income:
Interest income	$118,688	$114,850	$102,741	$347,231	$298,622
Core interest income	118,688	114,850	102,741	347,231	298,622

Interest Expense:
Interest expense	49,412	47,808	46,627	144,930	136,968
Core interest expense	49,412	47,808	46,627	144,930	136,968

Provision for Credit Losses: (b)
Provision for credit losses	3,183	2,225	1,665	8,220	4,161
Core provision expense	3,183	2,225	1,665	8,220	4,161

Other Income:
Other income	11,671	14,415	10,774	39,312	32,336
Gain on former bank premises and equipment	—	—	—	(155)	(50)
(Gain) Loss on sale of securities	(77)	47	13	(29)	14
Gain on extinguishment of debt	—	—	—	(630)	—
Gain on branch sale	—	(3,360)	—	(3,360)
Core other income	11,594	11,102	10,787	35,138	32,300

Other Expense:
Other expense	48,882	51,206	42,450	150,666	128,082
Acquisition-related expenses (2)	(1,157)	(570)	(319)	(2,406)	(1,453)
Core conversion expenses	(439)	(1,008)	(511)	(1,663)	(511)
Tax credit - ERC	1,997			1,997
Core other expense	49,283	49,628	41,620	148,594	126,118

Pre-Tax Income: (a)
Pre-tax income	28,882	28,026	22,773	82,727	61,747
Gain on former bank premises and equipment	—	—	—	(155)	(50)
(Gain) Loss on sale of securities	(77)	47	13	(29)	14
Gain on extinguishment of debt	—	—	—	(630)	—
Gain on branch sale	—	(3,360)	—	(3,360)	—
Acquisition-related expenses (2)	1,157	570	319	2,406	1,453
Core conversion expenses	439	1,008	511	1,663	511
Tax credit - ERC	(1,997)	—	—	(1,997)	—
Core pre-tax income	28,404	26,291	23,616	80,625	63,675

Provision for Income Taxes: (1)
Provision for income taxes	6,026	5,923	4,930	17,225	13,128
Tax on gain on former bank premises and equipment	—	—	—	(33)	(11)

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Tax on (gain) loss on sale of securities	(16)	10	3	(6)	3
Tax on gain on extinguishment of debt	—	—	—	(133)	—
Tax on gain on branch sale	—	(833)		(833)	—
Tax on acquisition-related expenses (2)	157	103	—	403	91
Tax on core conversion expenses	93	213	108	352	108
Tax on tax credit - ERC	(422)	—	—	(422)	—
Core provision for income taxes	5,838	5,416	5,041	16,553	13,319

Preferred Dividends:
Preferred dividends	1,351	1,350	1,351	4,051	4,051
Core preferred dividends	1,351	1,350	1,351	4,051	4,051

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income available to common shareholders	21,505	20,753	16,492	61,451	44,568
Gain on former bank premises and equipment, net of tax	—	—	—	(122)	(39)
(Gain) loss on sale of securities, net of tax	(61)	37	10	(23)	11
Gain on extinguishment of debt, net of tax	—	—	—	(497)	—
Gain on branch sale, net of tax	—	(2,527)	—	(2,527)	—
Acquisition-related expenses (2), net of tax	1,000	467	319	2,003	1,362
Core conversion expenses, net of tax	346	795	403	1,311	403
Tax credit - ERC, net of tax	(1,575)	—	—	(1,575)	—
Core net income available to common shareholders	$21,215	$19,525	$17,224	$60,021	$46,305

Pre-tax, Pre-provision Earnings Available to Common Shareholders (a+b)	$32,065	$30,251	$24,438	$90,947	$65,908
Gain on former bank premises and equipment	—	—	—	(155)	(50)
(Gain) loss on sale of securities	(77)	47	13	(29)	14
Gain on extinguishment of debt	—	—	—	(630)	—
Gain on branch sale	—	(3,360)	—	(3,360)	—
Acquisition-related expenses (2)	1,157	570	319	2,406	1,453
Core conversion expenses	439	1,008	511	1,663	511
Tax credit- ERC	(1,997)	—	—	(1,997)	—
Core pre-tax, pre-provision earnings	$31,587	$28,516	$25,281	$88,845	$67,836

Average Diluted Common Shares Outstanding	29,656,639	29,586,975	25,440,247	29,495,049	25,421,746

Diluted Earnings Per Common Share
Diluted earnings per common share	$0.73	$0.70	$0.65	$2.08	$1.75
Gain on former bank premises and equipment, net of tax	—	—	—	—	—
(Gain) loss on sale of securities, net of tax	—	—	—	—	—
Gain on extinguishment of debt, net of tax	—	—	—	(0.02)	—
Gain on branch sale, net of tax	—	(0.09)	—	(0.09)	—
Acquisition-related expenses (2), net of tax	0.03	0.02	0.01	0.07	0.05
Core conversion expenses,net of tax	0.01	0.03	0.02	0.04	0.02
Tax credit - ERC, net of tax	(0.05)	—	—	(0.05)	—
Core diluted earnings per common share	$0.72	$0.66	$0.68	$2.03	$1.82

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Pre-tax, Pre-provision Diluted Earnings per Common Share	$1.08	$1.02	$0.96	$3.08	$2.59
Gain on former bank premises and equipment	—	—	—	(0.01)	—
(Gain) loss on sale of securities	—	—	—	—	—
Gain on extinguishment of debt	—	—	—	(0.02)	—
Gain on branch sale	—	(0.11)	—	(0.11)	—
Acquisition-related expenses (2)	0.04	0.02	0.01	0.08	0.06
Core conversion expenses	0.02	0.03	0.02	0.06	0.02
Tax credit - ERC	(0.07)	—	—	(0.07)	—
Core pre-tax, pre-provision diluted earnings per common share	$1.07	$0.96	$0.99	$3.01	$2.67

(1) Tax rates, exclusive of certain nondeductible merger-related expenses and goodwill, utilized were 21.129% for 2025 and 2024. These rates approximated the marginal tax rates.
(2) Includes merger and conversion-related expenses and salary and employee benefits.
(3) CECL non-purchased credit deteriorated (PCD) provision/unfunded commitment expense attributable to the Oakwood acquisition.

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024

Total Shareholders' (Common) Equity:
Total shareholders' equity	$878,440	$848,440	$699,524
Preferred stock	(71,930)	(71,930)	(71,930)
Total common shareholders' equity	806,510	776,510	627,594
Goodwill	(121,146)	(121,146)	(91,527)
Core deposit and customer intangible	(15,136)	(15,775)	(10,326)
Total tangible common equity	$670,228	$639,589	$525,741

Total Assets:
Total assets	$7,953,862	$7,948,294	$6,888,649
Goodwill	(121,146)	(121,146)	(91,527)
Core deposit and customer intangible	(15,136)	(15,775)	(10,326)
Total tangible assets	$7,817,580	$7,811,373	$6,786,796

Common shares outstanding	29,615,370	29,602,970	25,519,501

Book value per common share	$27.23	$26.23	$24.59
Tangible book value per common share	$22.63	$21.61	$20.60
Common equity to total assets	10.14%	9.77%	9.11%
Tangible common equity to tangible assets	8.57%	8.19%	7.75%

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Total Quarterly Average Assets	$7,921,159	$7,791,371	$6,788,644	$7,825,828	$6,722,716
Total Quarterly Average Common Equity	$790,148	$765,884	$610,018	$764,959	$590,354

Net Income Available to Common Shareholders:
Net income available to common shareholders	$21,505	$20,753	$16,492	$61,451	$44,568
CECL Oakwood impact (3), net of tax	—	—	—	(122)	(39)
Gain on former bank premises and equipment, net of tax	(61)	37	10	(23)	11
(Gain) loss on sale of securities, net of tax	—	—	—	(497)	—
Gain on extinguishment of debt, net of tax	—	(2,527)	—	(2,527)	—
Acquisition-related expenses, net of tax	1,000	467	319	2,003	1,362
Gain on branch sale, net of tax	346	795	403	1,311	403
Core conversion expenses, net of tax	(1,575)	—	—	(1,575)	—
Core net income available to common shareholders	$21,215	$19,525	$17,224	$60,021	$46,305

Return to common shareholders on average assets (annualized) (2)	1.08%	1.07%	0.97%	1.05%	0.89%
Core return on average assets (annualized) (2)	1.06%	1.01%	1.01%	1.03%	0.92%
Return to common shareholders on average common equity (annualized) (2)	10.80%	10.87%	10.76%	10.74%	10.08%
Core return on average common equity (annualized) (2)	10.65%	10.23%	11.23%	10.49%	10.48%

Interest Income:
Interest income	$118,688	$114,850	$102,741	$347,231	$298,622
Core interest income	118,688	114,850	102,741	347,231	298,622
Interest Expense:
Interest expense	49,412	47,808	46,627	144,930	136,968
Core interest expense	49,412	47,808	46,627	144,930	136,968
Other Income:
Other income	11,671	14,415	10,774	39,312	32,336
Gain on former bank premises and equipment	—	—	—	(155)	(50)
Loss (Gain) on sale of securities	(77)	47	13	(29)	14
Gain on extinguishment of debt	—	—	—	(630)	—
Gain on branch sale	—	(3,360)		(3,360)	—
Core other income	11,594	11,102	10,787	35,138	32,300
Other Expense:
Other expense	48,882	51,206	42,450	150,666	128,082

b1BANK.com

Business First Bancshares, Inc.
Non-GAAP Measures
(Unaudited)

	Three Months Ended			Nine Months Ended
(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Acquisition-related expenses	(1,157)	(570)	(319)	(2,406)	(1,453)
Core conversion expenses	(439)	(1,008)	(511)	(1,663)	(511)
Tax credit - ERC	1,997			1,997
Core other expense	$49,283	$49,628	$41,620	$148,594	$126,118

Efficiency Ratio:
Other expense (a)	$48,882	$51,206	$42,450	$150,666	$128,082
Core other expense (c)	$49,281	$49,628	$41,620	$148,592	$126,118
Net interest and other income (1) (b)	$80,869	$81,504	$66,901	$241,583	$194,004
Core net interest and other income (1) (d)	$80,869	$78,144	$66,901	$237,438	$193,954
Efficiency ratio (a/b)	60.45%	62.83%	63.45%	62.37%	66.02%
Core efficiency ratio (c/d)	60.94%	63.51%	62.21%	62.58%	65.02%

Total Average Interest-Earnings Assets	$7,460,027	$7,299,899	$6,363,995	$7,346,108	$6,300,814

Net Interest Income:
Net interest income	$69,276	$67,042	$56,114	$202,301	$161,654
Loan discount accretion	$(1,111)	$(767)	$(705)	$(2,671)	$(3,185)
Net interest income excluding loan discount accretion	$68,165	$66,275	$55,409	$199,630	$158,469

Net interest margin (2)	3.68%	3.68%	3.51%	3.68%	3.43%
Net interest margin excluding loan discount accretion (2)	3.63%	3.64%	3.46%	3.63%	3.36%
Net interest spread (2)	2.85%	2.88%	2.54%	2.88%	2.46%
Net interest spread excluding loan discount accretion (2)	2.80%	2.84%	2.50%	2.83%	2.39%

(1) Excludes gains/losses on sales of securities.
(2) Calculated utilizing an actual day count convention.
(3) CECL non-PCD provision/unfunded commitment expense attributable to the Oakwood acquisition.

b1BANK.com